BASIC AND DILUTED NET INCOME PER SHARE (Schedule of Basic Income per Share) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Numerator:
Net income	$ 28,124	$ 25,794	$ 9,954
Dividends accumulated for the period			(3,815)
Net income available to shareholders of ordinary shares	$ 28,124	$ 25,794	$ 6,139
Denominator:
Shares used in computing net income per ordinary shares, basic	33,741,359	32,124,772	13,335,059